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Exhibit 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
UNDER SECTION 906 OF THE
SARBANES OXLEY ACT OF 2002, 18 U.S.C. § 1350

        In connection with the Quarterly Report on Form 10-Q of Focus Financial Partners Inc. (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Ruediger Adolf, Chief Executive Officer of the Company, and James Shanahan, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RUEDIGER ADOLF Ruediger Adolf Chairman and Chief Executive Officer	/s/ JAMES SHANAHAN James Shanahan Chief Financial Officer
Date: May 9, 2019	Date: May 9, 2019

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  Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER UNDER SECTION 906 OF THE SARBANES OXLEY ACT OF 2002, 18 U.S.C. § 1350